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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 16, 1995, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-50745.

                                         Arthur Andersen LLP

Chicago, Illinois,
March 28, 1995

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